EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Worldwide Strategies Incorporated (the "Company") on Form 10-QSB for the period ending January 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Earl Somerville, Vice President, Chief Financial Officer, Secretary and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ W. EARL SOMERVILLE
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W. Earl Somerville
Vice President, Chief Financial Officer,
Secretary and Treasurer